UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2006

CHINA MINERAL ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50833	20-0938259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East 85th Street, Suite 16, New York, New York		10028
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 240-8377

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 23, 2006, the registrant entered into a Memorandum of Understanding with Ivanhoe Energy Inc. and its subsidiary, Sunwing Energy Ltd., relating to a proposed business combination with Sunwing, and issued the press release included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release dated February 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MINERAL ACQUISITION CORPORATION

Date: February 23, 2006	By:	/s/ Simon Mu
Name: Simon Mu
Title: President and Chief Executive Officer

2